# nDivision™

OTCMARKETS: NDVN

# FORWARD LOOKING STATEMENTS

## DISCLAIMERS

This presentation of nDivision Inc. ("nDivision" or the "nD") is for informational purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The information contained herein is subject to change without notice and is based on publicly available information, internally developed data and other sources. Where any opinion or belief is expressed in this presentation, it is based on the assumptions and limitations mentioned herein and is an expression of present opinion or belief only.

This presentation should not be construed as legal, financial or tax advice to any individual, as each individual's circumstances are different. Readers should consult with their own professional advisors regarding their particular circumstances.

## CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking information and forward-looking statements within the meaning of applicable Canadian and United States securities laws. Statements containing the words "believe", "expect", "intend", "should", "seek", "anticipate", "will", "positioned", "project", "risk", "plan", "may", "estimate" or, in each case, their negative and words of similar meaning are intended to identify forward-looking information. Forward-looking information involves risks and uncertainties including, but not limited to, nD's anticipated business strategies, anticipated trends in nD's business and anticipated market share, factors that could cause actual results or events to differ materially from those expressed or implied by the forward-looking information, general business, economic and competitive uncertainties, regulatory risks, risks associated with acquisitions and expansion, risks inherent in the information technology (IT) and internet sectors, other general risks of the IT industry as well as those risk factors disclosed elsewhere below.

Such statements are based upon the current beliefs and expectations of nD's management and are subject to significant business, social, economic, political, regulatory, competitive and other risks, uncertainties, contingencies and other factors. Many assumptions are based on factors and events that are not within the control of nD. Actual future results may differ materially from historical results or current expectations. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking information contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although nD has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on nD's current estimates, expectations and projections, which nD believes are reasonable as of the current date. nD can give no assurance that these estimates, expectations and projections will prove to have been correct. You should not place undue reliance on forward-looking information, which is based on the information available as of the date of this presentation. Forward-looking information contained in this presentation is as of the date of this presentation and, except as require by applicable law, nD assumes no obligation to update or revise them to reflect new events or circumstances.

Historical statements should not be taken as a representation that such trends will be replicated in the future. No statement in this presentation is intended to be nor may be construed as a profit forecast.

To the extent any forward-looking information in this Presentation constitutes "future-oriented financial information" or "financial outlooks" within the meaning of applicable securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading "Cautionary Note Regarding Forward Looking Statements". nDivision's actual financial position and results of operations may differ materially from management's current expectations and, as a result, the nD's revenue and expenses may differ materially from the revenue and expense profiles provided in this Presentation. Such information is presented for illustrative purposes only and may not be an indication of nDivision's actual financial position or results of operations.

# NDIVISION HISTORY


nDivision™
AI

Founded in 2011, nDivision (OTCQB: NDVN) is a cloud-based IT Managed Services Provider using proprietary Intelligent Automation to replace human labor.

**We remotely manage datacenter servers & storage, public clouds, networks and provide employee IT support to organizations ranging from SMBs through to Fortune 500.**

Our customers have locations in 6 continents and 32 countries around the globe.

# DELL PARTNERSHIP

## For the last 8 years, Dell has been reselling nDivision services to its small, medium and enterprise customers.

In 2021, Dell expanded the partnership to include multiple Dell divisions, both domestic and international.

2021 net new sales through Dell are on track to increase to **three to five-fold** over 2020 net new sales, generating a significant increase in recurring revenue.



# DISRUPTION THROUGH INTELLIGENT AUTOMATION



Large enterprise customers typically **resolve up to 20%** of infrastructure incidents using automation.



Global Service Providers typically **resolve up to 40%** of infrastructure incidents using automation.



Last year, across all its customers, nDivision **resolved 83%** of all infrastructure incidents using automation—no humans involved.

**nDivision’s Managed Services and proprietary Intelligent Automation is available to ~1.5 million U.S. Small & Medium Businesses that would otherwise not have access to these capabilities.**

# AUTOMATION + TALENT = EXCEPTIONAL SERVICE

**Cost reduction through automation allows nDivision to hire top-tier U.S. talent to resolve the 17% of incidents that cannot be fully resolved with automation.**

**Through automation, our service delivery costs are extremely low, which allows us to hire talented first line engineers that are paid 130% - 170% of the industry average, and as a result:**



Higher quality talent enables **81%** of the human interactions to be resolved on the first call.



Higher quality talent enables **96%** of human interactions to be rated as very satisfied or satisfied by end-users.

# RESELLERS MUST EVOLVE

**Value Added Resellers have an urgent need to partner with nDivision.**

The shift from hardware and software to cloud and SaaS has placed pressure on VARs.

Hardware and software is getting easier to deploy, eroding professional services revenues.

Resellers mostly only have one-time revenues and are in desperate need of recurring revenues to stabilize their business.

# NDIVISION IS AT AN INFLECTION POINT

nD

**In addition to Dell, nDivision is pursuing four new sales channels:**

- Large Resellers
- Distributors
- Master Agents
- Solution Providers

The Company is currently in negotiations with 11 potential sales channel partners with revenues ranging from ~$1B to $40B+.

Microsoft executives, including Microsoft's Global Chief Channel Officer, have made the majority of the introductions to these sales channel partners.

Each of these new channels has the potential to grow nDivision's recurring revenues exponentially.

# REVENUE TARGETS AND EXCLUSIVITY

**Our Channel Partners will be highly incentivized and well compensated to grow nDivision's recurring revenues.**

- Distributors or Resellers purchase nDivision services at wholesale prices.
- Master Agents are paid a commission on closed deals and share commission with their sub-agents.
- Solution Providers have a choice between wholesale pricing or a commission structure.

We are negotiating exclusive partnership terms with one Large Reseller, one Distributor, and one Master Agent.

**We intend to set minimum quarterly recurring revenue targets in each of these channels to maintain exclusivity within their segment.**

# RECURRING REVENUES AND MARGINS

**By the end of 2021, nDivision expects to win new recurring revenue with enough gross margin to cover all its current operating costs, when new deals are billing.**



**95%** of our revenues are recurring, with the only exception being implementation fees and occasional project work.



Our blended channel gross margin is anticipated to be **45%** with a targeted **25%** incremental EBITDA, at scale.

# ENORMOUS RECURRING REVENUE OPPORTUNITY

**Total Available Market**

- Global Managed Services Market, 2025*

**Serviceable Addressable Market**

- U.S. Infrastructure Managed Services & End User Help Desk

**Serviceable Obtainable Market**

- 5 Channel Partners
- 2026 potential cumulative Annual Recurring Revenue


$356b
$50b
$250m

*Mordor Intelligence, Statista, Team Analysis

# GROWTH STRATEGY

### Phase 1

Partnership with Dell expanded to multiple U.S. and international divisions.

### Phase 2

U.S. sales channel partnerships expanded to include one Large Reseller, one Distributor, one Master Agent, and multiple Solution Providers.

### Phase 3

nDivision focuses on further development of proprietary IP, to enhance its existing automated solutions and add cognitive capabilities.

### Phase 4

New IP is monetized to create a SaaS revenue stream, sold through large channel partners across the US.

### Phase 5

Current services and SaaS revenue streams are expanded through international channels, driving global growth.

# COMPETITIVE LANDSCAPE

| | nDivision | Global MSP | Regional/National MSP | Small Local MSP |
|---|---|---|---|---|
| % Resolved by Automation | 83% | 20%-40% | 20%-40% | 20%-40% |
| Competitive Pricing | Yes | No | No | Varies |
| U.S. Only Personnel | Yes | No | No | Yes |
| Average Help Desk Response | 40 seconds | 1 minute | 2 minutes | 5 minutes |
| Average First Call Resolution | 81% | 40% | 60% | 30% |
| Average Ticket Response | 15 minutes | 2 hours | 1 hour | 1 hour |
| Customer Satisfaction | 96% | 60%-70% | 70%-80% | 60%-70% |
| SOC 2 Type 2 Certified | Yes | Rarely | Sometimes | No |

Competitor ratings are nDivision subjective assessments

# TEAM



## Alan Hixon
CEO / Director

40 years of industry experience serving as CEO for three separate IT companies. Built an $80M IT services company with 500 employees from start-up, in five years. Responsible for strategy, key partnerships, finance, sales & marketing.



## Lane Sorgen
CRO

24 years at Microsoft, generating $18b of revenues. As the Regional Vice President for Microsoft's South Central Region, responsible for $2.B of revenues, 350 enterprise customers and 450 direct reports across 6 states.



## Mike Beavers
CCO / Director

Built the delivery capability for a Managed Services Provider that grew from start-up to $40M in 2.5 years. Responsible for service delivery, spearheading large client opportunities and driving recurring revenue growth.



## Andy Norstrud
CFO / Director

More than twenty years of professional experience, including over 12 years as a public company Chief Financial Officer at three separate companies. Several years' M&A experience at Grant Thornton and PwC.



## Justin Roby
CTO / Director

Built a computer services business. One of the most respected technology thought leaders in the U.S. Responsible for driving efficiency gains and competitive advantage, through the use of state-of-the-art technology.



## Brad Wiggins
CAO

Built an IT reseller business. Responsible for corporate governance, business process development, overseeing compliance and taking a leading role in strategic projects.

nDivision™

OTCMARKETS: NDVN

Alan Hixon, CEO

ahixon@ndivision.com

469-360-2981

linkedin.com/in/alan-hixon-92867bb/